Exhibit 10.34

REGISTRATION RIGHTS AGREEMENT

BETWEEN

EMISPHERE TECHNOLOGIES, INC.

AND

NOVARTIS PHARMA AG

Dated as of November 29, 2004

                       REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 29, 2004, between NOVARTIS PHARMA AG, a corporation organized under the laws of Switzerland (the “Initial Holder”) and EMISPHERE TECHNOLOGIES, INC., a Delaware corporation (the “Company”).

                       WHEREAS, contemporaneously herewith, the Company is issuing to the Initial Holder that certain Convertible Promissory Note Due November 29, 2009 (the “Note”);

                       WHEREAS, capitalized terms used and not otherwise defined herein shall have their respective meanings as defined in the Note,

                       WHEREAS, pursuant to, and subject to the terms and conditions of, the Note, the Company may require the Initial Holder to convert all or any portion of the principal amount of the Note, and any accrued Interest thereon, into Conversion Shares; and

                       WHEREAS, the Company and the Initial Holder desire to execute and deliver this Agreement in order to provide the Initial Holder with registration rights with respect to the Conversion Shares, as set forth in this Agreement.

                       NOW, THEREFORE, in consideration of the foregoing and of the mutual premises, covenants and conditions contained in this Agreement, the parties agree as follows:

          1.          Registration Under Securities Act, etc.

          1.1        Shelf Registration.  Prior to the occurrence of the first Conversion Date, the Company shall prepare and file with the Commission a registration statement covering the resale from time to time of all of the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 (or any successor provision) under the Securities Act (the “Registration Statement”).  The Registration Statement shall be on Form S-3, if available, or, if Form S-3 is not available, on another appropriate form permitting registration of all Registrable Securities.  The Company shall use its best efforts to have the Registration Statement declared effective by the Commission as soon as practicable after such filing (and in any event prior to the Conversion Date, it being acknowledged and agreed that no conversion shall be permitted under Section 3(a) of the Note unless and until the Registration Statement has been declared effective by the Commission) and, thereafter, to keep the Registration Statement continuously effective (including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Registration Statement or the related prospectus or any document incorporated therein by reference, or by filing any other required document or otherwise supplementing or amending the Registration Statement, if required by the rules, regulations or instructions applicable to the registration form under the Securities Act used by the Company for such Registration Statement or by the Securities Act, any state securities or “blue sky” laws or any other rules or regulations thereunder) until the earlier of (a) such time as all of the Registrable Securities shall have been sold and (b) the later of (i) the time when all Registrable Securities are eligible to be sold without volume or other restriction pursuant to Rule 144 under the Securities Act and (ii) the [ninth (9th)] anniversary of the effectiveness of the Registration Statement.  No securities other than the Registrable Securities shall be included in the Shelf Registration Statement without the prior written consent of the Initial Holder.

          Subject to Section 8 of this Agreement, the Company shall supplement or amend, if necessary, the Shelf Registration, as required by the Securities Act or the rules and regulations under the Securities Act or as reasonably requested by the Initial Holder, and the Company shall furnish to the Initial Holder copies of any supplement or amendment prior to its being used and/or filed with the Commission.  The Company shall pay all Registration Expenses incurred in connection with the Shelf Registration and any supplements or amendments to it, whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold under the Shelf Registration.

          1.2        Registration Procedures.  In connection with the Registration Statement filed under Section 1.1, the Company shall, as expeditiously as possible:

                       (a)          subject to Section 8 of this Agreement, prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus used in connection with it as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by the Registration Statement or as may be reasonably requested by the Initial Holder, until all of the Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in the registration statement;

                       (b)          furnish to the Initial Holder and the underwriters, if any, the number of conformed copies of the registration statement and of each amendment and supplement to it (in each case including all exhibits) and the number of copies of the prospectus contained in the registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act and any other documents, as the Initial Holder may reasonably request, and the Company hereby consents to the use of such prospectuses and other documents by the Initial Holder in connection with the offering and sale of any Registrable Securities;

                       (c)          use its best efforts (x) to register or qualify all Registrable Securities covered by the registration statement under any other securities or blue sky laws where an exemption is not available and as the Initial Holder shall reasonably request, (y) to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable the Initial Holder to consummate the disposition of all Registrable Securities, except that the Company shall not be required to qualify generally to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this Section 1.2(c), be obligated to be so qualified, subject itself to taxation in any jurisdiction in which it is not currently subject to taxation or consent to general service of process in any jurisdiction in which it has not hitherto consented to such service of process;

                       (d)          use its best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by any other federal or state governmental agencies or authorities as may be necessary or desirable in the opinion of counsel to the Initial Holder to enable the Initial Holder lawfully to consummate the disposition of the Registrable Securities;

                       (e)          subject to Section 8 of this Agreement, promptly notify the Initial Holder and the underwriters, if any, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated in it or necessary to make the statements in it not misleading, in the light of the circumstances under which they were made and, at the request of the Initial Holder, promptly prepare and furnish to the Initial Holder and the underwriters, if any, a reasonable number of copies of a supplement to or an amendment of the prospectus as may be necessary so that, as delivered to the purchasers of the securities, the prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances under which they were made;

                       (f)          otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Initial Investor, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act, and promptly furnish to the Initial Holder and the underwriters, if any, a copy of any amendment or supplement to the Registration Statement or prospectus;

                       (g)          furnish to the Initial Holder a copy of all material documents filed with and all material correspondence from or to the Commission in connection with the Registration Statement or any Registrable Securities;

                       (h)          use its best efforts to list all Registrable Securities covered by the registration statement on the NYSE, the AMEX or another national securities exchange on which Registrable Securities of the same class and, if applicable, series, covered by the registration statement are then listed or on NASDAQ if the Registrable Securities are quoted on NASDAQ;

                       (i)          provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of registration;

                       (j)          in the event of an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all other appropriate and reasonable actions requested by the Initial Holder (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of the Registrable Securities, and in that connection (x) use its best efforts to obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and the Initial Holder), addressed to each of the underwriters as to the matters customarily covered in opinions requested in underwritten public offerings of securities and such other matters as may be reasonably requested by the underwriters or the Initial Holder, (y) use its best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten public offerings of securities and (z) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures substantially to the effect set forth in Section 1.4 with respect to all parties to be indemnified under Section 1.4.  The above shall be done at each closing under an underwriting or similar agreement, or as and to the extent required under it; and

                       (k)          notify the Initial Holder promptly and, if requested by the Initial Holder, confirm such advice in writing when any Registration Statement has become effective and when any post-effective amendments or supplements thereto become effective;

          The Company may (i) require the Initial Holder to furnish the Company information regarding the Initial Holder and the planned distribution of the Registrable Securities as the Company may from time to time reasonably request in writing and (ii) require the Initial Holder to agree to comply with the Securities Act and the Exchange Act in connection with the registration and distribution of the Registrable Securities.

          Notwithstanding the foregoing, if any registration or comparable statement refers to the Initial Holder by name or otherwise as the holder of any securities of the Company and in its sole and exclusive judgment the Initial Holder is or might be a controlling person of the Company, the Initial Holder shall have the right to require the insertion in the registration statement of language, in form and substance reasonably satisfactory to the Initial Holder and the Company, to the effect that the holding by the Initial Holder of the securities is not to be construed as a recommendation by the Initial Holder of the investment quality of the Company’s securities covered by it and that the holding does not imply that the Initial Holder will assist in meeting any future financial requirements of the Company.

          The Initial Holder agrees by acquisition of the Registrable Securities that, as soon as practicable after receipt of any notice from the Company of the happening of any event of the kind described in Section 1.2(e) hereof, the Initial Holder shall discontinue its disposition of Registrable Securities under the Registration Statement until its receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.2 (e) hereof and, if so directed by the Company, shall promptly deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in its possession of the prospectus relating to the Registrable Securities current at the time of receipt of such notice.

          1.3        Preparation; Reasonable Investigation.  In connection with the preparation and filing of each Registration Statement under this Agreement, the Company (i) shall give the Initial Holder and the underwriters, if any, and counsel and accountants designated by the Initial Holder the opportunity to participate in the preparation of the Registration Statement, the prospectus included in it or filed separately with the Commission, and each amendment of or supplement to it, (ii) shall give each of them reasonable access to its books and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have audited its financial statements as shall be necessary, in the opinion of the Initial Holder and its counsel or accountants, to exercise their due diligence responsibilities and to conduct a reasonable investigation within the meaning of the Securities Act and (iii) shall promptly notify the Initial Holder, its counsel and the underwriters, if any, of any stop order issued or threatened by the Commission and promptly take all reasonable actions required to prevent the entry of a stop order or to remove it if entered.

          1.4        Indemnification.

                       (a)          Indemnification by the Company.  The Company will, and hereby does, indemnify and hold harmless, in the case of any Registration Statement filed under Section 1.1, the Initial Holder and each other Person who participates as an underwriter in the offering or sale of the securities and each other Person, if any, who controls the Initial Holder or any underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, shareholders, employees and affiliates against any losses, claims, damages or liabilities, joint or several, to which the Initial Holder or any underwriter or any director, officer, partner, shareholder, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as the losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in that respect) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in it, or any amendment or supplement to it, or any omission or alleged omission to state in it a material fact required to be stated in it or necessary to make the statements in it in light of the circumstances in which they were made not misleading, or any violation by the Company of the Securities Act or any rule or regulation under the Securities Act applicable to the Company, and the Company will reimburse the Initial Holder or any underwriter and each director, officer, partner, shareholder, employee, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to the extent that any loss, claim, damage, liability (or action or proceeding in that respect) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Initial Holder or any underwriter, as the case may be, specifically stating that it is furnished for use in the preparation of the registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Initial Holder or any director, officer, employee, affiliate, partner or controlling person and shall survive the transfer of the Registrable Securities by the Initial Holder.

                       (b)          Indemnification by the Initial Holder.  As a condition to including any Registrable Securities in any Registration Statement, the Company shall have received an undertaking reasonably satisfactory to it from the Initial Holder to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.4(a)) the Company, and each director, officer, employee and shareholder of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of the securities and each other Person who controls the Company or any underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state in it a material fact in any Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in it, or any amendment or supplement to it, if the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Initial Holder specifically stating that it is furnished for use in the preparation of the registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, that the liability of the Initial Holder under this Section 1.4(b) shall be limited to the amount of proceeds received by the Initial Holder in the offering giving rise to the liability for which indemnification is sought under this Section 1.4(b).  This indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any director, officer, employee, shareholder or controlling person and shall survive the transfer of the Registrable Securities by the Initial Holder.

                       (c)          Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.4, the indemnified party will, if a claim in that respect is to be made against an indemnifying party, give written notice to the latter of the commencement of the action; provided, that the failure of any indemnified party to give notice as provided in this Section 1.4(c) shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.4, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. In case any action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the action, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense of the action, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense of the action other than reasonable costs of investigation; provided, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to the claim, or there exist defenses available to the indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for the defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of that counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of the claim or litigation or which requires action other than the payment of money by the indemnifying party.  Each indemnified party shall furnish information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of the claim and litigation resulting from it.

                       (d)          Contribution.  If the indemnification provided for in this Section 1.4 shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party under subparagraph (a) or (b) of this Section 1.4 in respect of any loss, claim, damage or liability, or any action in that respect, then, in lieu of the amount paid or payable under subparagraph (a) or (b) of this Section 1.4, the indemnified party and the indemnifying party under subparagraph (a) or (b) of this Section 1.4 shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in the proportion as is appropriate to reflect the relative fault of the Company and the Initial Holder in connection with the statements or omissions which resulted in the loss, claim, damage or liability, or action in that respect, as well as any other relevant equitable considerations (the relative fault of the Company and the Initial Holder to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Holder, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the statement or omission) or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in the proportion as shall be appropriate to reflect the relative benefits received by the Company and the Initial Holder from the offering of the securities covered by the registration statement.  The Company and the Initial Holder agree that it would not be just and equitable if contribution pursuant to this Section 1.4(d) were based solely on the number of Persons from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 1.4(d).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.  In addition, no Person shall be obligated to contribute any amounts in payment for any settlement of any action or claim effected without the Person’s consent, which consent shall not be unreasonably withheld or delayed.

                       (e)          Other Indemnification.  Indemnification and contribution similar to that specified in the preceding subsections of this Section 1.4 (with appropriate modifications) shall be given by the Company and the Initial Holder with respect to any required registration or other qualification of securities under any federal or state law, rule or regulation of any governmental authority other than the Securities Act.

                       (f)          Indemnification Payments.  The indemnification and contribution required by this Section 1.4 shall be made by prompt periodic payments during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          2.          Definitions.  As used in this Agreement, unless the context otherwise requires, the following terms have the following meanings:

                       “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person.  For purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person, whether through the ownership of voting securities or by contract or otherwise.

                       “Agreement” has the meaning set forth in the preamble hereto.

                       “AMEX” means the American Stock Exchange, Inc.

                       “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                       “Company” has the meaning set forth in the preamble hereto.

                       “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission under it, all as the same shall be in effect at the time.  Reference to a particular section of the Exchange Act, shall include a reference to the comparable section, if any, of any successor federal statute.

                       “Initial Holder” has the meaning set forth in the preamble hereto.

                       “NASD” means the National Association of Securities Dealers, Inc.

                       “NASDAQ” means the Nasdaq National Stock Market, Inc.

                       “Note” has the meaning set forth in the recitals to this Agreement.

                       “NYSE” means The New York Stock Exchange, Inc.

                       “Person” means any individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency, department or political subdivision of it) or other entity of any kind.

                       “Registrable Securities “ means (i) any Conversion Shares and (ii) any Related Registrable Securities.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the Registration Statement, (b) such securities and all other Registrable Securities owned by the Initial Holder may be distributed to the public without volume or other restrictions pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) such securities shall have been otherwise transferred, and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not, in the opinion of counsel to the Initial Holder, require registration under the Securities Act, or (d) they shall have ceased to be outstanding.

                       “Registration Expenses” means all costs, fees and expenses incident to the Company’s performance of or compliance with Section 1, including all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses and the fees and disbursements of counsel for the Company and of its independent public accountants, but excluding any underwriting fees, expenses, discounts or other costs payable to any underwriter, broker or dealer.

                       “Registration Statement” has the meaning set forth in Section 1.1 of this Agreement.

                       “Related Registrable Securities” means any securities of the Company issued or issuable with respect to any Conversion Shares by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

                       “Securities Act” means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.  References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any successor federal statute.

          3.          Rule 144 and Rule 144A.  The Company shall take all actions reasonably necessary to enable the Initial Holder to sell all Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (c) any similar rules or regulations adopted by the Commission, including by filing on a timely basis all reports required to be filed by the Exchange Act and making available and keeping public information as those terms are defined in Rule 144 under the Securities Act.  Promptly upon any request of the Initial Holder from time to time, the Company shall deliver to the Initial Holder a written statement as to whether it has complied with these requirements.

          4.          Amendments and Waivers.  This Agreement may not be amended, supplemented, or otherwise modified except by a writing signed by each party to this Agreement, and the Company shall not take any action prohibited by this Agreement, or omit to perform any act required to be performed by it, unless the Company shall have obtained the prior written consent of the Initial Holder to any such action or omission.

          5.          Nominees for Beneficial Owners.  In the event that any Registrable Securities are held by a nominee for the beneficial owner of the Registrable Securities, the beneficial owner may, at its election in writing delivered to the Company, be treated as the holder of the Registrable Securities for purposes of any request, consent, waiver or other action by any holder or holders of Registrable Securities under this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement.  If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of the owner’s beneficial ownership of the Registrable Securities.

          6.          Notices.  Any notices or other communications required or permitted under this Agreement shall be sufficiently given if delivered personally, sent by nationally recognized overnight delivery service or facsimile (receipt confirmed) or mailed by first-class mail, postage prepaid, addressed as follows:

If to the Company:

EMISPHERE TECHNOLOGIES, INC
765 Old Saw Mill River Road
Tarrytown, New York 10591
Attention: Elliot Maza
Telephone: (914) 785-4703
Fax: (914) 347-2498

with a required copy (which shall not constitute notice) to:

Proskauer Rose LLP
1585 Broadway
New York, New York 10011
Attention: Robert Cantone, Esq.
Telephone: (212) 969-3000
Fax: (212) 969-2900

if to the Initial Holder to:

NOVARTIS PHARMA AG
Lichtstrasse 35
CH-4002
Basel, Switzerland
Attention: General Counsel
Telephone: 41 61 324 6877
Facsimile: 41 61 324 6859

with a required copy (which shall not constitute notice) to:

White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Attention: Oliver C. Brahmst, Esq.
Telephone: (212) 819-8200
Fax: (212) 354-8113

          All notices shall be deemed to have been received (x) on the date delivered, if delivered by facsimile or personally or (y) on the day after the notice is delivered into the possession and control of a nationally recognized overnight delivery service, duly marked for delivery to the receiving party.  A party may change the address to which notice or other communication under this Agreement is to be delivered by giving the other party notice in the manner set forth in this Section 6.  If any notice, filing, delivery or payment shall be required by the terms of this Agreement to be made on a day that is not a Business Day, the notice, filing, delivery or payment shall be made on the immediately succeeding Business Day.

          7.          Assignment.  This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the parties to this Agreement and their respective successors and assigns.

          8.          Holdback Agreements.  Notwithstanding anything in this Agreement to the contrary if (i) the Company shall determine in good faith that it would be materially adverse to the Company and its stockholders for any Registration Statement to be amended or supplemented and (ii) the need for an amendment or supplement is not caused by a proposed public offering of any securities of the Company by any of its security holders (other than an offering made under a registration on Form S-8), the Company may defer amending or supplementing the Registration Statement for not more than 90 days and, upon appropriate notice to the Initial Holder, the Initial Holder shall be required to discontinue disposition of any Registrable Securities covered by the Shelf Registration during such period.

          9.          No Inconsistent Agreements.  The Company will not enter into any agreement with respect to its securities which conflicts with the rights granted to the Initial Holder in this Agreement.

          10.        Severability.  Each provision of this Agreement shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

          11.        Entire Agreement.  This Agreement, together with the Note, constitute the entire agreement between the Company and the Initial Investor with respect to the transactions contemplated by those documents.

          12.        Section and Other Headings.  The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

          13.        Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED BY THEM.

          14.        Jurisdiction; Consent to Service of Process.  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Federal court of the United States of America sitting in the State of New York, and any appellate court from any such court, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such Federal courts.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

          (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any Federal court situated in the State of New York.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 6 hereof.  Nothing in this Agreement shall affect the right of any party hereto to serve process in any other manner permitted by law.

          15.        Waiver of Jury Trial.  Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal court situated in the State of New York in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any transaction contemplated hereby in any court other than a Federal court sitting in the State of New York and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.

          16.        Specific Performance.  The parties hereto hereby acknowledge and agree that it would be impossible to measure in money the damages that would accrue to a party hereto by reason of any failure of the other party to perform any of its obligations under this Agreement.   Therefore, each party hereto shall be entitled to specific performance of the obligations of the other party under this Agreement.

          17.        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers each of whom is duly authorized as of the date first above written.

EMISPHERE TECHNOLOGIES, INC

By:	/s/ Lewis H. Bender

Name:	Lewis H. Bender
Title:	Sr. Vice President, Business Development

NOVARTIS PHARMA AG

By:	/s/ Joseph Mamie

Name:	Joseph Mamie
Title:	Head Operations, Treasury